SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                         ________________


                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE

                  SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    January 24, 1995

                          SUNAMERICA INC.

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         MARYLAND                  1-4618         86-0176061
(STATE OR OTHER JURISDICTION     (COMMISSION    (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


1 SUNAMERICA CENTER, CENTURY CITY
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

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Item 5.     Other Events
            -------------

            The Registrant has released earnings information for the three months ended December 31, 1994.

            See the attached Condensed Consolidated Income Statement.

Item 7.     Financial Statements, Pro Forma Financial Information and
            ---------------------------------------------------------
            Exhibits
            ---------

            (c)   Exhibits

            Exhibit 20  Condensed Consolidated Income Statement



                            SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   January 24, 1995            By: /s/ Scott L. Robinson
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller

                                  EXHIBIT 20
                                SUNAMERICA INC.
                    CONDENSED CONSOLIDATED INCOME STATEMENT
                (In thousands, except per common share amounts)
                                  (Unaudited)

                                            Three months ended December 31,
                                            -------------------------------
                                                     1994              1993
                                            -------------     -------------
Investment income                           $     202,167     $     190,531
Interest expense                                 (124,058)         (119,817)
                                            -------------     -------------
NET INVESTMENT INCOME                              78,109            70,714
                                            -------------     -------------
NET REALIZED INVESTMENT LOSSES                     (7,066)           (5,367)
                                            -------------     -------------
Fee income:
  Variable annuity fees                            20,453            19,587
  Asset management fees                             7,025             8,349
  Net retained commissions                          6,620             6,637
  Trust fees                                        3,750             3,054
  Loan servicing fees                               1,813                --
                                            -------------     -------------
TOTAL FEE INCOME                                   39,661            37,627
                                            -------------     -------------
Other income and expenses:
  Surrender charges                                 2,744             2,514
  General and administrative expenses             (33,108)          (33,457)
  Amortization of deferred acquisition
    costs                                         (18,674)          (15,243)
  Other, net                                        1,868               476
                                            -------------     -------------
TOTAL OTHER INCOME AND EXPENSES                   (47,170)          (45,710)
                                            -------------     -------------
PRETAX INCOME                                      63,534            57,264

Income tax expense                                (18,400)          (17,700)
                                            -------------     -------------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE
  IN ACCOUNTING FOR INCOME TAXES                   45,134            39,564

Cumulative effect of change in accounting
  for income taxes                                     --           (33,500)
                                            -------------     -------------
NET INCOME                                  $      45,134     $       6,064
                                            =============     =============
PER COMMON SHARE:

  Income before cumulative effect of change
  in accounting for income taxes            $         .98     $         .85

  Cumulative effect of change in accounting
  for income taxes                                     --              (.80)
                                            -------------     -------------
  Net income                                $         .98     $         .05
                                            =============     =============
AVERAGE COMMON SHARES OUTSTANDING                  41,850            41,640
                                            =============     =============